Exhibit 77Q1 (a)  - Amendment to the Declaration of Trust of the
Registrant, dated November 15, 2006, filed via EDGAR with Post Effective Amendment No. 25 (File No. 811-9104) on April 23, 2007 and incorporated herein by reference.

Exhibit 77Q1 (e) - Subadvisory Agreement, dated April 1, 2007, between Registrant and Goodwin Capital Advisers, Inc., filed via EDGAR with Post Effective Amendment No. 25 (File No. 811-9104) on April 23, 2007 and incorporated herein by reference.